Variable Annuity Account B
                    Aetna Life Insurance and Annuity Company

        Supplement dated January 1, 1997, to Prospectus dated May 1, 1996

This information supplements your current Prospectus and should be read and retained with that Prospectus.

The Small Business Job Protection Act of 1996 (the "Act"), signed into law on August 20, 1996, has several effects on the Contracts offered in connection with this Prospectus; these are summarized below.

     [bullet] Repeal of Death Benefit Exclusion

     While payments received by your beneficiaries after your death are generally taxed in the same manner as if you had received those payments, a limited death benefit exclusion may have applied for payments due to deaths occurring on or before August 20, 1996. This exclusion no longer applies to payments due to deaths occurring after August 20, 1996.

     [bullet] Individual Retirement Annuity ("IRA") Availability

     Currently, the IRAs offered in connection with this Prospectus are not available as "SIMPLE IRAs" as defined in section 408(p) of the Internal Revenue Code (the "Code").

     [bullet] Minimum Distribution Requirements

     Prior to August 20, 1996, the Code required distributions to be made from certain plans by April 1 of the calendar year following the calendar year in which you attained age 70 1/2. As of January 1, 1997, distributions from Qualified Contracts other than for IRAs pursuant to section 408(b) of the Code and other than for five percent owners, must begin by April 1 of the calendar year following the year in which you attain age 70 1/2 or retire, whichever occurs later. For all IRA depositors and for five percent owners minimum distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

     [bullet] Spousal IRA Limits

     As a result of the Act, beginning in 1997, the maximum tax-deductible contribution a married couple with one working spouse may make to an IRA is increased to $4,000.


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     [bullet] Section 457 Plan Trust Requirements

     Under the Act, Section 457 Plans sponsored by state or local governments will be required to hold all assets and income in trust (or a custodial account or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 Plans that were in existence on August 20, 1996 are allowed until January 1, 1999 to meet this requirement. Until such time as a state or local government-sponsored Section 457 Plan meets the Act's trust requirement, all amounts of compensation deferred under the plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights remain solely the property and rights of the employer (without being restricted to the provision of benefits under the plan) subject only to the claims of the employer's general creditors.

     [bullet] Revocability of Options

     Formerly, Additional Withdrawal Options elected by Section 457 Plan participants were irrevocable. Such elections are now subject to the usual rules regarding their revocation contained in the "Additional Withdrawal Options" section of the Prospectus.

     [bullet] Limits on Purchase Payments Excludable from Income

     Effective January 1, 1997, the maximum limit on annual Purchase Payments which may be excluded from your gross income under a Section 457 Plan is generally the lesser of $7,500, as adjusted to reflect the cost of living, or 33 1/3% of your includible compensation (25% of gross compensation).

Also, the Health Insurance Portability and Accountability Act of 1996, provides two new waivers of the 10% penalty tax on certain distributions from IRAs. As of January 1, 1997, the penalty tax is waived on the amount of distributions from IRAs for certain unreimbursed medical expenses, and for certain medical insurance premiums if you have been unemployed and receiving unemployment benefits as described in the Code.

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